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                                  EXHIBIT 10.3

            AMENDMENT NO. 2 TO 2000 NON-QUALIFIED STOCK OPTION PLAN


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                                AMENDMENT NO. 2

                                     TO THE

                                DRKOOP.COM, INC.

                      2000 NON-QUALIFIED STOCK OPTION PLAN

     drkoop.com, Inc., a corporation organized under the laws of State of Delaware (the "Company"), hereby adopts this Amendment No. 2 to the drkoop.com,
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Inc. 2000 Non-Qualified Stock Option Plan (the "Plan").
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          WHEREAS, the Company has previously adopted the Plan which, among other things, contemplated the issuance of options to purchase up to an aggregate of 2,000,000 shares of Common Stock of the Company;

          WHEREAS, the Company has previously adopted the an Amendment to the Plan which (i) revised the eligibility provisions of the Plan and (ii) increased the number of shares of Common Stock of the Company reserved for issuance under the Plan from 2,000,000 to 20,000,000 shares;

          WHEREAS, the Company's Board of Directors has determined that it is in the best interests of the Company to amend the Plan to authorize the issuance of additional shares of Common Stock under the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1.  Amendment to Article I, Section IV.A.  Section IV.A. of Article I of
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the Plan is hereby deleted and replaced to read in its entirety as follows:

          A. The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 30,000,000 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section IV of Article One.
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     I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of drkoop.com, Inc., effective as of November 1, 2000.

     Executed on this 1st day of November, 2000.


                                        /s/ Stephen Plutsky
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                                                 Secretary

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